Exhibit 10.9.2

CONFIDENTIAL TREATMENT REQUESTED

Order

No. SG021306.S.025.S.007

between

AT&T Services, Inc.

and

Synchronoss Technologies, Inc.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

Order

This Order No. SG021306.S.025.S.007 (the “Order”) is by and between Synchronoss Technologies, Inc., a Delaware corporation (“Supplier”) and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties,” and shall be governed pursuant to the terms and conditions of that certain Subordinate Material and Services Agreement No. SG021306.S.025 dated August 1, 2013, as amended and restated (the “Amended and Restated Agreement”) between Supplier and AT&T, which by this reference are incorporated as if fully set forth herein.  Unless otherwise stated in this Order, all terms defined in the Amended and Restated Agreement shall have the same meaning in this Order.  Any terms and conditions in this Order that modify, vary from or are inconsistent with the terms and conditions of the Amended and Restated Agreement shall apply to this Order only.  If there is an inconsistency or conflict between the terms and conditions of this Order and the Amended and Restated Agreement, the terms of this Order shall control with respect to the subject matter of this Order.

1.             Definitions:

Terms not defined herein shall have the meaning assigned in the Amended and Restated Agreement or Master Agreement.

Term	Definition
Automation Report

For Customer Orders in a Customer Order Class that is Automation Eligible, the report shows the (a) total number of Customer Orders of such Order Class Completed in such **** that were Automated Orders in a given month, (b) the total number of Customer Orders of in such order Class Completed in such **** and (c) the percentage of such Customer Orders that were Automated Orders.

Automation Eligible

Customer Order Classes where the process requirements for such Customer Order Class that are configured in the ASP Solution support Completion of as Automated Orders if a Fallout condition is not encountered (ie: excluding Customer Orders that will, by the configured process, always encounter a Fallout condition).

Automation Rate	For a given period and Order Class, ****.
Business Rule Fallout

Any Fallout that occurs as an intended result of a configured business rule or process in the workflow of the ASP Solution that, when a Customer Order satisfies the criteria of such rule, is directed to a queue for Manual Transaction Processing or intervention by an Agent.

Expected Automation Rate	Means the minimum expected Automation Rate for a given Order Class for any given month of the Term mutually agreed upon by the Parties in accordance with Appendix B, Section 3.2.1 and 3.2.2
Fallout

A condition that occurs when a Customer Order ****

****.  (NOTE:  a Contact that is not a result of (or in response to) Fallout does not change the status of classification as an Automated Order -  such a status request call by a Subsciber on an Customer Order that flowed through without manual  intervention)

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

Term	Definition
Customer Order Class	A group of Customer Orders of a similar type or nature for a given Channel for reporing, tracking and management purposes.
Special Event	Shall have the meaning set forth in Section 4.6b of the Amended and Restated Agreement.
Special Event Period	The time interval for a Special Event.

2.             Duration of Order:

After all Parties have signed, this Order shall be effective on January 1, 2016 (the “Effective Date”) and shall continue until July 31, 2018 unless earlier terminated as set forth herein (the “Term”).   The Term of the Order shall automatically renew for **** (the “Renewal Term”) unless AT&T provides Supplier with written notice of AT&T’s intent not to renew at least **** prior to the end of the Term, provided, however, in the event that Supplier fails to provide AT&T with notice of the pending auto renewal at least **** from the date of conclusion of the Term (but not longer than **** from the conclusion of the Term), notwithstanding anything to the contrary, AT&T shall be permitted to terminate the Order during such Renewal Term upon **** prior notice without any early termination charge.

3.            Description of Material and/or Services:

3.1          Background and Scope

Supplier provides its ASP Solution as a Supplier hosted, managed Service, under separate agreements, to AT&T’s ****,  ****,  ****, and ****.

This Order is intended to define the work activities and pricing associated with the Services performed by Supplier for AT&T Digital Experience Technology. As further described below, Supplier will provide IT professional services supporting the ASP Solution(s) for the ****,  ****,  ****, and **** Order Gateway, Workflow Manager, Reporting Platform,  Integrated IVR Solution, and Email Manager.  For clarity, no IT professional services are provided for the **** under this Order.

3.2          Services and/or Specifications

Supplier shall perform the following Services under this Order:

a.     Supplier is responsible for providing AT&T Digital Experience Technology with a  **** of **** of IT professional services, as shown in the Table below, to be performed by Supplier at AT&T’s sole discretion and direction, with such **** consumed (a) across all Channels (including the ****) and (b) in reasonably even distribution for each Channel during each **** period. Unused **** may not be carried forward or applied as a credit against other services or fees.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

Amended and Restated Agreement Period	**** in Period	Period Begin Date	Period End Date
****	****	****	****
****	****	****	****
****	****	****	****

b.     Supplier will provide the required staff of developers, subject matter experts and managers (collectively, “Supplier Resources”), to handle the work items, all in accordance with the Amended and Restated Agreement and this Order;

c.     For breach of any agreed ASP Solution Service Level Performance Metrics in any ****, Supplier shall provide to AT&T service level credits to be applied to Supplier’s invoices as set out under Appendix B of this Order;

d.     Additional Services may be added to this Order upon execution of an amendment in writing, signed by authorized representatives of the Parties.

3.3          Key Tasks and Deliverables

Supplier represents and warrants that its Services shall conform to the requirements contained in this Order and shall be performed in a professional, workman-like and timely manner.

Supplier agrees that projects will be scoped and resources forecasted and allocated in a manner consistent with **** (including advance planning timelines and forecasts for **** anticipated), and that projects with equivalent scope will have comparable costs based upon the pricing under this Order.  Supplier shall provide detailed documentation of proposed and actual utilization of **** as agreed by the Parties and Supplier shall provide each **** the aggregate **** used to date in the then-current **** period and AT&T’s attainment of the **** requirement.  The Parties agree that, unless otherwise agreed upon by the Parties, Supplier shall not be obligated to work **** in excess of the forecasted and planned resource allocation for IT professional services in a compressed timeline in order to meet a threshold or provide a resource allocation that is more that **** more than the ****of the **** in IT professional service hours billed.

The table below outlines the key tasks to be performed and deliverables to be provided by Supplier.  Deliverables shall meet all mutually agreed-upon requirements and specifications by the Parties.

Tasks	Deliverables
a.IT Professional Services	ASP Solution functionality as set forth in mutually agreed upon specifications in accordance with the requirements of this Order

3.4Supplier Responsibilities

In addition to Supplier performing the Services described in Section 3.2 and providing the Deliverables defined in Section 3.3, and subject to AT&T meeting its responsibilities under this Order, Supplier shall provide the following:

a.     Manage and direct all aspects of the Supplier Resources to perform Services and provide the Deliverables defined by this Order;

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

b.     Provide adequately trained and otherwise qualified Supplier Resources in accordance with ****, including any agreed upon requirements specific to the ****, to create the Deliverables and provide Services, as applicable, under this Order;

c.     Provide personnel management of Supplier Resources, including required training/orientation for any new resources that are added by Supplier;

d.    Subject to any Exclusions, meet all delivery dates agreed upon by the Parties and the Performance Metrics as specified in Appendix B this Order;

e.     Provide, for Supplier Resources billed on a time and materials or FTE basis, a suitable time reporting system for the collection of Supplier Resource work times related to this Order; and

f.      Timely response to open issues, problems and action items raised by AT&T.

3.5           AT&T Responsibilities

AT&T will be responsible for the following, in addition to other obligations under this Amended and Restated Agreement or the Order:

a.     Management and direction of all AT&T team resources working in relationship with Supplier on this Order;

b.     Timely access to all AT&T subject matter experts that the Parties determine are required to provide Services or complete Deliverables;

c.     Timely communication of all changes related to deliverables, dependencies and requirements (including any changes to AT&T systems or processes);

d.     Timely response to open issues, problems and action items raised by Supplier;

e.     Any content provided by AT&T; and

f.      The opportunity for Supplier to provide at least **** release in each **** period dedicated to performance refactoring and scalability enhancements.  Such release(s) shall be **** to AT&T and shall not be part of the **** IT professional services commitment referenced above or constitute a remedy for Supplier’s failure to miss an SLA.

4.             Personnel to Perform the Services:

Supplier shall provide skilled and experienced resources to perform the Services described in Section 3.2 and provide the Deliverables defined in Section 3.3.

5.             Location:

5.1          Onshore Location(s):

Supplier’s U.S.-based resources shall provide the Services at its facilities located at the addresses set forth below.  Additional sites located in the United States may be added by Supplier upon written notice to AT&T.

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

****

5.2          Offshore Location(s):

Except for hosting, data backups and disaster recovery of Supplier’s ASP Solution, which may not be provided from any Offshore Location, Supplier’s offshore resources shall provide the Services described in Appendix K of the Master Agreement at Supplier’s approved Offshore Locations as shown in Appendix K of the Master Agreement.

Supplier may add other countries not previously approved by AT&T where Supplier (or a Subcontractor) has additional offshore locations upon prior written approval by AT&T Global Supply Chain of such additional country in accordance with the requirements of Section 3.35 of the Master Agreement entitled Offshore Work Permitted Under Specified Conditions If such approval is given, the Parties shall amend Appendix K of the Master Agreement to add any new Offshore Locations. In the event that Supplier transfers the Services provided under this Order from one approved physical location to another existing approved Supplier physical location within the same country or to an existing approved Supplier physical location in another previously approved country as shown in Appendix K of the Master Agreement, Supplier shall provide reasonable notice to AT&T of any such transfer.

Notwithstanding the foregoing and excluding any temporary transfer of Services to (i) maintain business continuity or Service recovery in times of impairment of Services provided under this Order, (ii) provide support for Special Events or (iii) meet agreed upon off-shore labor thresholds permitted under Section 4.1 of Appendix B to the Amended and Restated Agreement, Supplier shall require AT&T’s written prior approval for such transfer of Services where (a) such existing Supplier center has failed to meet the same Service Level Performance Metrics in the **** or in any given **** over the **** or (b) such transfer is to a new physical location other than an existing approved Supplier location.

The Parties agree to work in good faith to review and discuss the distribution of Supplier’s resources performing Customer Care Support under this Order.

Supplier shall abide by the provisions of Section 4.5 of the Master Agreement entitled AT&T Supplier Information Security Requirements (SISR) and associated Appendix O.

6.             Fees & Payment Terms:

6.1          Supplier shall perform the Services and provide the Deliverables described in this Order in accordance with the fee structures provided in Appendix A of this Order.

6.2          Supplier shall render invoices and all required supporting detail to AT&T in accordance with Section 3.18 of the Master Agreement by not later than the **** following the **** in which Services were provided.  Payment terms are as set forth in Section 3.18 of the Master Agreement.

6.3          No travel and living expenses incurred by Supplier under this Order shall be reimbursed unless AT&T has provided prior written approval for such expenses.

6.4          All travel and living expenses shall be in accordance with Section 4.9 of the Master Agreement entitled Reimbursable Expenses.

6.5          Supplier shall separately invoice AT&T ****, in arrears, for any travel and living expenses authorized (pre-approved) and such expenses will be payable to Supplier in accordance with Section 3.18 of the Master Agreement.

7.            Invoices/Billing Information:

Invoices and billing information shall be issued **** in accordance with Section 3.18 of the Master Agreement and shall be sent to:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

****

Invoices and required billing detail, if any, related to this Order shall reference AT&T’s associated purchase order number.  For Time & Material invoices, time reported on the invoice shall match the **** time reporting report.

Copies of all invoices and any billing detail shall be provided to the AT&T project manager identified below.

8.             Points of Contact:

Supplier agrees to respond to all changes to, interpretations of, additional purchase requirements and any other matters related to the provisions contained in this Order by contacting AT&T’s representative below:

****

For project management and coordination of Services under this Order, the Supplier and AT&T contacts are provided below.

The AT&T project managers and/or points of contact shall be:

Digital Experience Technology

****

The Supplier project manager and/or point of contact shall be:

****

9.             Name of Affiliate Ordering Services:

AT&T Services, Inc.

10.          Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Order may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

[Signature Page Follows Immediately Hereafter]

IN WITNESS WHEREOF, the Parties have caused this Order to be executed, as of the Effective Date.

Synchronoss Technologies, Inc.	AT&T Services, Inc.

By:	By:

Printed Name: Stephen Waldis	Printed Name: John M. Braly, C.P.M.

Title: Chief Executive Officer	Title: Sr. Contract Manager – Global Supply Chain

Date:	Date:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

Appendices

Appendix A – Managed Services Pricing and Termination Provisions

Supplier shall provide the Managed Services, including any applicable deliverables set forth in the scope of such Services, for the following fees:

1.     IT Professional Services Rates

1.1      Supplier shall provide IT professional services under this Order in accordance with the following blended **** rates.

****

1.2      Supplier shall invoice its IT professional services fees **** in arrears, based on actual project **** worked, to Digital Experience Technology as set forth in Section 7 of this Order.

4.     Operations Management Support Fees

As part of this Order, Supplier will provide AT&T with Operations Management support.  The dedicated team will provide AT&T with the following services:

Program & Project Management:

Responsibilities include project management, business analysis, and functional analysis to support new development, features and functionality. Additional Program Management responsibilities include bringing new clients onto the ASP Solution.

With the exception of performance issues by a resource, which shall be addressed in accordance with the terms of the Amended and Restated Agreement or as otherwise set forth in Special Event or other written documentation agreed upon by the Parties, adjustments to increase the resources must be communicated in writing **** before the start of the **** while **** minimum advance notice is required in writing to terminate a resource per Section 6.5 below.  Resources requested to be added shall be subject to resource availability.

Table 5 below reflects the schedule and fee for each resource on the **** Operations Management Team as of the Effective Date of the Order.

Table 5: Operations Management Fee Schedule

Role	**** Rate Per Resource
Data Analyst	****
All Other Roles	****

5.    Termination Provisions

3.1      Termination for Cause - If either Party breaches any provision of the Amended and Restated Agreement and/or any Order supplemental thereto, and (i) if the breach is one that by its nature could be cured, and such breach is not cured within **** after the breaching Party receives written notice, or (ii) if the breach is material and one that by its nature cannot be cured, then, in addition to all other rights and remedies at law or in equity or otherwise, the non-breaching Party shall have the right upon written notice to immediately terminate the Amended and Restated Agreement and/or any such Order without any obligation or liability.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

Failure of the non-breaching Party to immediately terminate the Amended and Restated Agreement and/or any such Order (x) following a breach which continues longer than such cure period, provided such breach has not been cured prior to the non-breaching Party’s providing notice of termination, or (y) following a breach that cannot be cured or that constitutes a violation of Laws shall not constitute a waiver of the non-breaching Party’s rights to terminate; provided, however, if the non-breaching Party does not exercise such termination right within **** of the date such right is triggered, the non-breaching Party shall waive its right to terminate with respect to such breach.

3.2      Termination for Convenience of the IT Professional Services – AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate Supplier’s IT professional services, provided under this Order, in whole.  In the event AT&T terminates for convenience Supplier’s IT professional services under this Order in whole, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Work or Services performed through the date of termination (provided however, such termination shall not relieve AT&T of any obligations for any minimums under the Order).

3.3      Termination for Convenience of Operations Management Support Services – During the Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate Supplier’s Operations Management Support Services, provided under this Order in whole or in part.  In the event AT&T terminates for convenience Supplier’s Operations Management Support Services under this Order, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Services performed through the date of termination.

3.4      Failure to Meet Service Level Performance Metrics.    In the event that Supplier fails to meet or exceed (a) the same Service Level Performance Metric (as defined in Appendix B) for Digital Experience Technology in any **** or **** in any ****, or (b)  **** or more Service Level Performance Metric’s for Digital Experience Technology in any **** or **** in any ****, AT&T may elect to have AT&T or its designated third party perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for Digital Experience Technology that failed such requirement in (a) or (b) above resulting in more than the Threshold Percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (up to ****) of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats processed.  For purposes of this Order, Service Level Performance Metrics for Digital Experience Technology shall have the meaning ascribed to such term in Appendix B specific to Digital Experience Technology.

3.5       In the event that all Work or Services under this Order are terminated per Sections 3.2, 3.3, and 3.4 above, this Order will be deemed to be terminated by AT&T as of the effective date of the termination of the last such Work or Services under this Order.

3.6      Return of Information Obligations upon Expiration or Termination

Each Party shall, except as required under law or this Order, upon expiration or termination of this Order and after all Wind Down and Transition efforts have concluded, promptly return all papers, materials, and property of the other Party.

3.7      Wind Down and Transitioning.

a.     The Parties acknowledge that upon the termination or expiration of the Amended and Restated Agreement (provided that such termination is not a result of termination by Supplier for cause), existing Customers will need to be migrated to AT&T-hosted or to third party-hosted platforms.  Because of the volume of Customer provisioning that is handled by Supplier at the time of execution of this Amended and Restated Agreement, the Parties agree that they will need to develop a Transition Plan at that time in order to carry out an orderly, migration that mitigates disruption of operations for AT&T.  For purposes of this section, Transition Plan shall be defined as a mutually negotiated, written document outlining the

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

respective obligations of each Party in carrying out an incremental or phased cutover of Customer Order provisioning provided by Supplier under this Amended and Restated Agreement to AT&T, including the continued payment of agreed unit prices under any supplemental Order, to the extent incurred, and the payment of any agreed time and material charges incurred above the existing unit prices.

b.     The Parties agree to negotiate in good faith toward a Transition Plan that will cover at least the following points:

(i)    Segmenting Customer Information from the view, modification, deletion or any other access by Supplier or Supplier-chosen subcontractors who will continue to work for Supplier on other, non-AT&T e-commerce businesses after the Transition Plan;

(i)    Electronic capture, transfer and backup during Transition Plan of (a) Customer Information, including names, addresses, and IP addresses and other identifying information needed to carry out the migration and (b)pending trouble tickets, billing or provisioning corrections, and other data for Customer Orders in process; and

(iii)  The length of time needed to complete the Transition Plan, including a schedule for phased or incremental cutovers.

c.     Supplier shall not be required, pursuant to this Section 3.7 or otherwise, to disclose or otherwise make available to AT&T the proprietary technology, software, or source code of Supplier or Supplier subcontractors, as well as any Confidential Information relating thereto.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

Appendix B – Performance Metrics and Discounts

This Appendix B provides the ASP Solution(s) performance metrics and the financial remuneration associated with these metrics supporting the ****,  **** and **** Channels.  Such performance and remedies are, in each case, subject to the Exclusions noted herein.  “Service Level Performance Metric” shall mean those service levels defined in this Appendix and that have a specific credit remedy defined herein associated with failure to meet such defined performance metric (with all other performance measures or metrics being “key performance metrics” for monitoring and analytical purposes only).  Except as otherwise provided, Service Level Agreement applicable during Special Events will be reviewed and agreed upon on an individual basis for such event.  AT&T and Supplier agree to meet and review Special Event requirements on as-needed basis.   Supplier will apply commercially reasonable efforts to fulfill Special Event requirements and SLA requests for Special Events.

For clarity, this Appendix B reflects Performance Metrics and Discounts that are applicable to the individual eCommerce Channels supported by this Order and are included herein for informational purposes only.  Financial remuneration, if any, associated with the application of these performance metrics shall accrue to the respective Channel only, measured individually, and shall not be due hereunder.

1.     ASP Solution Platform Service Levels and Remedies

2.1    Supplier Order Gateway and Workflow Manager Availability

System Availability:

The Order Gateway and Workflow Manager shall be available and functioning in accordance with the OG SLA (as defined in Section 3.0 below) **** excluding 1) regularly scheduled downtimes to perform system upgrades, application administration, and any other planned events as agreed in advance in writing by the Parties and 2) Supplier written requests to AT&T for any unscheduled maintenance outage periods, if needed (“System Uptime”).  System Availability is measured by ASP Solution component for each Channel and is calcualted as follows:

****

ASP Solution Platform Elements and Service Levels Perforformance Metrics and KPI for System Availability:

1.     Order Gateway - **** System Availability Service Level Performance Metric

2.     Email Service - ****  System Availability Service Level Performance Metric

3.     Workflow Manager - **** System Availability Key Performance Indicator

4.     Web Portal- **** System Availability Key Performance Indicator

5.     Reporting Platform – **** System Availability Key Performance Indicator

Service Level Measurement Process:

1.     Statistics used to determine outages are collected using a suite of network and application monitoring tools as well as data collected by the application itself.

2.     ASP Solution Platform element Service Level Perfromance Metric attainment is reviewed on a **** basis.  All statistics from Supplier’s monitoring suite are reviewed and dowtime recorded for that **** is summarized for each funtional area of the ASP Solution platform (e.g.Ordrer Gateway, email, Workflow etc.)

3.     Supplier assumes that the Customer Order volume will not exceed an amount equal to **** of the average monthly volume of Customer Orders processed by such Channel during the rolling period of the ****.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

4.     Functional element outages are determined using the guidelines in the tables below:

Table 4: Supplier System Outage Guidelines

Platform	Outage Criteria
Order Gateway	• **** Order Gateway application servers are down (no response to “pings” for availability) • Gateway cannot process client transactions and “nacks” **** messages to the gateway
Email Service	• **** Email Service servers are down • **** email messages are forwarded from Supplier email service
Workflow Manager	• **** Workflow Manager servers are down • Greater than **** of the typical volume of end-users/agents cannot access Workflow Manager
Reporting Platform

An outage will be recorded if any one of the following occurs:

•    Real time reporting functionality of Reporting Platform is unavailable or is not updating data on a scheduled basis

•    **** reports are not generated and delivered.  System Availability will be measured as a percentage of the overall number of reports generated on a **** basis

ASP Solution Platform Element Service Level Performance Metrics Remedies:

Order Gateway and Workflow Manager - **** System Availabilityin a calendar month

Supplier will calculate all downtime (time of an Outage as defined in Table 4 above) associated with both items listed above and provide one summary figure on a **** basis for overall availability.  Failure to meet service levels will result in the remedies as defined in Table 5 below.

Table 5: Supplier Combined Order Gateway and Workflow Manager System Availability Service Levels and Remedies

Order Gateway and Workflow ManagerService Level Combined System Availability In A ****	Credit* Against Total Technology Fee for the Applicable Channel for ****
****	****
****	****
****	****
****	****

* Service Credits will be applied in the **** in which the even giving rise to the credit/remedy is occurs

Scheduled System Maintenance requires a written notice up to ****, but not less than **** notice to AT&T and Supplier Decision Makers and their subsequent consent.

2.2      Description for e-Mail Manager Key Performance Indicators

Supplier will host an email infrastructure that reliably forwards all system generated emails to AT&T Online customers.  This infrastructure will operate within the following service levels:

1.     **** mail relay servers to deliver expected **** System Availability

2.     Support **** email messages **** (reasonably spaced)

3.     **** retention of all sent email messages

4.     Message sizes may not exceed **** or contain attachments

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

2.     Order Gateway Performance Service Level Key Performance Indicator (“OG SLA”)

Order Gateway under a Normal Transaction Flow (as described below) will respond to **** of the Customer Orders for a Channel within **** of its receipt by the Order Gateway in any given **** provided such Customer Order is in the documented format and has been submitted by AT&T per the published process documentation and successfully pass Supplier’s Order Gateway validations (as described below).  AT&T will have the responsibility to produce reports from the Order Gateway, or request such reports from Supplier, to measure the results and determine if this SLA Key Performance Indicator is met. AT&T and Supplier shall mutually agree on the format of such reports.  Measurement will be based on **** for a given Customer Order.  Supplier will comply with AT&T’s requests for data in accordance with the measurement.

“Normal Transaction Flow” means:

a.     Volumes and distributions are within the expected capacity thresholds for ASP Solution as identified in the Amended and Restated Agreement

b.     The sending system emits a valid message for the activity desired per the agreed upon schema.

c.     The AT&T client is also sending messages at the rate both Parties have determined acceptable for the Channel and via the agreed upon protocol.

d.     AT&T systems are accepting and correctly processing responses from the Supplier platform.

During the Normal Transaction Flow, it is assumed that the client is sending the correct number of messages per Transaction.

Order Gateway Validations:  Upon receipt of a message, the Order Gateway will validate the message against the specified schema and/or configured business rule.  Additional security, database and business logic analysis will be performed to ensure the message can and should be processed by the Supplier system.  If both of these activates are successful the Order is submitted for processing.

3.     Automation Rates, SLAs and Remedies for Customer Orders:

The Parties agree that measurement of automation levels and partial automation levels for Customer Orders is an important metric in overall subscriber satisfaction and the costs of both Parties.  As such, the following parameters are established to review and monitor Automation Rates on agreed upon Customer Orders.  The Parties acknowledge that the Actual Automation rate or Rate of Fallout may have many factors and causes including those that are not indicative of any failure or inadequate performance by a Party.  As such, the Parties shall meet **** to establish and review the parameters and requirements for measuring Automation Rates and, discuss adjustments as may be reasonably agreed upon by the Parties from time to time.  Any such adjustments shall be made pursuant to the Change Order Process under the Master Agreement.

1.     Establishing Expected Automation Rate.

The Parties shall mutually agree in writing on the Customer Orders that constitute the Customer Orders in the Customer Order Class.  Such orders shall be:

(a)   supported by a Workflow and Order Manager configuration, process and flow that supports such Orders being capable of being an Automated Order (i.e., is not a workflow or process that has, by business rule or otherwise, an anticipated Fallout condition for each such Customer Order), and

(b)   of a similar nature or type so as to provide meaningful Automation Reporting output for management purposes as reasonably agreed upon by the Parties without undo detail or quantities of measurements and reports.

(c)   Customer Orders with an established and tested Order Manager and Workflow configuration for at least ****.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

Upon establishing the Customer Order Class, the Parties shall study the Automation Rate of the Customer Order Class for Completed Customer Orders in the Customer Order Class over the **** period that does not include a Special Event (an “Evaluation Period”) where the following data is reasonably constant or static during such Evaluation Period (collectively, the “Baseline Data”):

(a)   Mix of the types of Customer Orders within the Customer Order Class and the Automation Rate for such Orders,

(b)   Volume and arrival distribution of such Customer Orders,

(c)   Relative occurrence of issues that impact or cause Fallout or a Customer Contact (excluding Fallout as a result in a Defect in the ASP Solution or error in configuration or implementation of a process or workflow in the ASP Solution by Supplier), and

(d)   Current processes, workflow and task requirements and the SLA requirements established for the Customer Orders in the Customer Order Class as well as average handle times and system response times for connected applications external to the ASP Solution that are applicable to the Orders and related parameters (such a system timeouts and “retries”) (collectively, the “Requirements”).

The Parties shall use the Average Automation Rate for the Customer Order Class over each **** of the Evaluation Period less **** as the Expected Automation Rate for such Order Class.  In the event that, for each **** of an Evaluation Period, the **** Automation Rate varies from the average Automation Rate in such Evaluation Period by more than ****, the Parties shall (a) defer the assignment of an Expected Automation Rate for such Customer Order Class or (b) conduct such evaluation on an extended or new Evaluation Period, as may be reasonable, until such discrepancy and deviation is less than or equal to ****.

For each Customer Order Class that has an established Expected Automation Rate, such rate shall remain the same during each **** of the Term.

2.     Measurement and Reports.

Supplier will provide Automation Reports to AT&T for agreed upon Order Classes on a **** basis (each such ****, a “Measurement Period”) setting forth (a) calculations of actual performance relative to the SLAs for the relevant preceding ****; and (b) in the event that any SLAs are not achieved in any given ****, a description of the cause or causes believed to have caused such failure to achieve such SLA, and, to the extent such caused by a Defect, any corrective actions taken by Supplier to prevent re-occurrence.

Customer Order Processing Automation Rate for the ********

Customer Order Class	Description	Baseline Automation Rate
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

****
****	****	****

Customer Order Processing Automation Rate for the ****

Customer Order Class	Expected Automation Rate
1.****	****
2.****	****
3.****	****

Customer Order Processing Automation Rate for the ****

Customer Order Class	Expected Automation Rate
4.****	****

3.     Adjustments to the Expected Automation Rate.

If, there are changes in the Requirements or Baseline Data for an Order Class or additions/deletions of Orders types in the Order Class (creating a new Order Class), Order class makeup, Expected Automation Rate and related obligations and rights shall be readjusted pursuant to the mutual agreement of the Parties, in good faith and in a manner consistent with the intent of this Order and Section 1 above, to reflect such changes.  In the event of a process change requested by AT&T, the Parties will mutually agree on an appropriate period, if any, after such implementation when the SLAs will not apply.

4.     SLA and Remedies.

SLA Category	Remedy
****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

****

4.     Service Levels Applicable During the Special Event Period:

1.     The Service Levels (and the applicable remedies/incentives) for System Availability of the ASP Solution set forth in Section 2.1 of Appendix B shall remain in effect during the Special Event Period.  This System Availability Service Level shall not apply for any failure, error or delay resulting from volume in a given Special Event interval that exceeds the greater of: a) **** of the volume in the Locked Forecast for the Special Event period for such Transaction Type, or b) **** of the **** volume of Customer Orders processed by such Channel during the period of the **** the Special Event Period.

2.     The Service Levels (and the applicable remedies/incentives) for Order Gateway Performance of the ASP Solution set forth in Section 3 of Appendix B shall remain in effect during the Special Event Period.  This Order Gateway Performance Service Level shall not apply for any failure, error or delay resulting from volume in a given Special Event interval that exceeds the greater of: a) **** of the volume in Locked Forecast for the Special Event period for such Transaction Type, or b) **** of the **** volume of Customer Orders processed by such Channel during the period of the ****the Special Event Period.

In the event that a Defect in the ASP Solution results in a failure to meet the Order Gateway Performance Service Level during the Special Event Period and, as a result during such period, the actual number of Inbound Calls supported is both (a) higher than the projected percentage of Inbound Calls to Customer Orders forecast in the Special Event Forecast and (b) the actual volume of Inbound Calls in the Special Event Forecast is exceeded, then, AT&T shall be entitled to a Credit calculated as follows:

****

3.     Supplier performance incentives applicable during the Special Event Period:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001.A.001

Amendment and Restatement of Order No. SG021306.S.025.S.001

In the event that a condition caused by (a) error, failure, delay of AT&T or a third party supplier applications providing any data input, supporting any contingent task or component of the Workflow for such Customer Order, or (b) any error, delay or failure of AT&T to meet its obligation under this Order or (c) incorrect, conflicting or incomplete data provided by AT&T, impacts a material number of Customer Orders in the Special Event Period and results in (or, if not remedied, would otherwise result in ) an increase in terminated Customer Orders, Contacts or manual intervention by Agents to process Customer Orders and such condition is remedied or a workaround is provided by Supplier, Supplier shall be entitled to and AT&T shall pay an incentive fee to Supplier calculated as follows:

****

5.      Operational Reporting:

Operational reports available for each eCommerce Channel supported by this Order are shown below and will be made available to the Digitial Equipment Technology organization upon written request to the Supplier:

Channel	Report Name	Frequency
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Above list is subject to change upon mutual written agreement by the Parties.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its
Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.